UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 6, 2022

FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100
Murray, Utah	84107
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (801) 501-7200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 3.01	Notice of Failure to Satisfy a Continued Listing Rule.

On October 6, 2022, FinWise Bancorp (the “Company”) notified the Nasdaq Stock Market LLC (“Nasdaq”) that due to the resignation of Mr. Russell F. Healey, Jr. on that date from the Company’s Board of Directors (the “Board”), including the Audit Committee of the Board, the Company was no longer in compliance with Nasdaq’s audit committee requirements as set forth in Nasdaq’s Listing Rule 5605. However, under Nasdaq’s Listing Rule 5605(c)(4), Nasdaq will provide the Company with a cure period to regain compliance until the earlier of the Company’s next annual shareholders meeting or October 6, 2023.  The Company intends to regain compliance with Nasdaq’s audit committee requirements within the cure period.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements, including the ability of the Company to identify, attract and retain suitable prospective directors to serve on the Board and the Audit Committee of the Board. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from its forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. For a discussion of factors that could affect the Company’s business and financial results, see the “Risk Factors” listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent reports on Form 10-Q and Form 8-K.

Any forward-looking statement speaks only as of the date of this report, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence. In addition, the Company cannot assess the impact of each risk and uncertainty on its business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors.

On October 6, 2022, Mr. Healey, who served as Chairman of the Board, resigned from the Board, including the Audit, Compensation and Nominating & Corporate Governance Committees of the Board, for health reasons.

On October 6, 2022, the Board elected Mr. Alan Weichselbaum as a Class I director to fill the vacancy created as a result of Mr. Healey’s resignation.  Mr. Weichselbaum previously served as a member of the Board from May 19, 2015 through May 7, 2021.  Following Mr. Weichselbaum’s resignation from the Board on May 7, 2021, the Company and Mr. Weichselbaum entered into a secured promissory note, dated as of August 6, 2021 (the “2021 Note”), pursuant to which Mr. Weichselbaum borrowed $143,410 in principal amount from the Company to pay an aggregate exercise price of the same amount for his exercise of stock options to purchase an aggregate of 30,000 shares of the Company’s common stock on August 6, 2021.  The 2021 Note had an interest rate of 3% per annum and a maturity date of June 1, 2022 and was secured by a security interest in such shares pursuant to a related security agreement.  Between 2018 and 2021, stock options for 9,000 and 12,000 of such shares were granted to Mr. Weichselbaum under the Company’s 2016 Stock Option Plan and 2019 Stock Option Plan, respectively, and stock options for an additional 9,000 of such shares were separately granted to him as non-qualified stock options during his prior period of service as a director of the Company for such service.  The stock options had exercise prices ranging from $2.36 to $6.67 per share.  Subsequent to the entry into the 2021 Note, the Company and Mr. Weichselbaum entered into a new secured promissory note, dated as of June 1, 2022 (the “2022 Note”), with the same principal amount as the 2021 Note.  Mr. Weichselbaum used the proceeds of the 2022 Note borrowed from the Company to repay in full the 2021 Note.  The 2022 Note has an interest rate of 4% per annum and a maturity date of December 31, 2022 and is secured by a security interest in such 30,000 shares pursuant to a related security agreement.  On June 1, 2022, in connection with the repayment in full of the 2021 Note and entry into the 2022 Note, the Company received $3,524 in interest payments under the 2021 Note and a $2,868 renewal fee from Mr. Weichselbaum.  Except for the repayment in full of the 2021 Note described above, there have been no repayments of principal under the 2021 Note and 2022 Note.

On October 6, 2022, the Board appointed Mr. Kent Landvatter, the Company’s President and Chief Executive Officer, as Chairman of the Board and Mr. Howard I. Reynolds, the Vice Chairman of the Board, as Lead Independent Director, in each case in addition to their respective current positions with the Company.

On October 6, 2022, the Board also appointed James Noone as the Chief Strategy Officer & Chief Credit Officer and Executive Vice President of FinWise Bank, a wholly owned subsidiary of the Company (the “Bank”).  Mr. Noone previously served as the Bank’s Chief Credit Officer and Executive Vice President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 13, 2022	FINWISE BANCORP

/s/ Michael O’Brien
Name: Michael O’Brien
Title: Corporate Secretary and Executive Vice President